Exhibit 32 Certification required under Section 906
of the Sarbanes-Oxley Act of 2002



                         CERTIFICATION
                         _____________

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the President and Chairman of the Board of Pismo Coast Village, Inc., do hereby certify, in compliance with Title 18, Chapter 63, Section 1350 of the United States Code, that the periodic report which this Certification accompanies fully complies with the requirements of section 13(a) or 15 (d) of the Securities and Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operation of the issuer.

Date: November 23, 2007                     JERALD PETTIBONE
                                            Jerald Pettibone
                                                President


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Exhibit 32 Certification required under Section 906 of the
           Sarbanes-Oxley Act of 2002



                         CERTIFICATION
                         _____________

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the chief financial officer of Pismo Coast Village, Inc., do hereby certify, in compliance with Title 18, Chapter 63, Section 1350 of the United States Code, that the periodic report which this Certification accompanies fully complies with the requirements of section 13(a) or 15 (d) of the Securities and Exchange Act of 1934 and that the information contained in said periodic report fairly presents, in all material respects, the financial condition and results of operation of the issuer.

Date: November 10, 2007                 JACK WILLIAMS
                                        Jack Williams
                                    Chief Financial Officer

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